Exhibit 99.1

For immediate release	For More Information:
J. Bruce Hildebrand, Executive Vice President 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FOURTH QUARTER EARNINGS

RESULTS AND 33rd YEAR OF CONSECUTIVE EARNINGS GROWTH

ABILENE, Texas, January 23, 2020 – First Financial Bankshares, Inc. (NASDAQ: FFIN) today reported earnings for the fourth quarter of 2019 of $41.39 million, up $2.95 million or 7.68 percent when compared with earnings of $38.44 million in the same quarter last year. Basic earnings per share were $0.30 for the fourth quarter of 2019 compared with $0.28 in the same quarter a year ago. Included in noninterest expense in the fourth quarter of 2019 was $1.70 million, before income tax, resulting from the Company’s completed termination of its defined benefit pension plan (see below for more details).

On April 23, 2019, the Company’s Board of Directors declared a two-for-one stock split in the form of a 100 percent stock dividend, which was effective June 3, 2019. All share and per share amounts in this earnings release have been restated to reflect this stock split.

Net interest income for the fourth quarter of 2019 was $75.32 million compared with $70.27 million in the same quarter of 2018. The net interest margin, on a taxable equivalent basis, was 3.99 percent for the fourth quarter of 2019 compared to 3.94 percent in the third quarter of 2019 and 4.02 percent in the fourth quarter of 2018. Included in interest income for the fourth quarter of 2019 was $384 thousand, or two basis points in net interest margin, related to discount accretion from fair value accounting related to the Kingwood and Orange acquisitions. Amounts related to discount accretion for the third quarter of 2019 and fourth quarter of 2018 were $415 thousand (or two basis points) and $491 thousand (or two basis points), respectively.

The provision for loan losses was $950 thousand in the fourth quarter of 2019 compared with $450 thousand in the third quarter of 2019 and $1.80 million in the fourth quarter of 2018. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.61 percent at December 31, 2019, compared with 0.66 percent at September 30, 2019, and 0.75 percent at December 31, 2018. Classified loans totaled $140.66 million at December 31, 2019, compared to $119.20 million at September 30, 2019, and $126.30 million at December 31, 2018.

Noninterest income increased 10.28 percent in the fourth quarter of 2019 to $27.35 million compared with $24.80 million in the same quarter a year ago. Trust fees were $7.34 million in the fourth quarter of 2019 compared with $6.92 million in the same quarter last year. The fair value of Trust assets managed increased to $6.75 billion from $5.60 billion a year ago. ATM, interchange and credit card fees increased 14.09 percent to $7.94 million compared with $6.96 million in the same quarter last year due to continued growth in the number of debit cards issued. Real estate mortgage fees increased 22.59 percent in the fourth quarter of 2019 to $4.22 million compared with $3.44 million in the same quarter a year ago due to an increase in the volume of loans originated.

Noninterest expense for the fourth quarter of 2019 totaled $51.94 million compared to $48.24 million in the fourth quarter of 2018. The Company’s efficiency ratio in the fourth quarter of 2019 was 49.75 percent compared with 49.69 percent in the same quarter last year. During the fourth quarter of 2019, the Company settled and terminated the remaining portion of its defined benefit pension plan obligation and as a result, recognized $1.70 million, before income tax, in pension settlement expense, a component of noninterest expense. During the fourth quarter of 2018, the Company recorded $1.55 million, before income tax, in pension settlement expense for a partial settlement of this defined benefit pension obligation. Also included in noninterest expense in the fourth quarter of 2019 was a $4.19 million increase in salary and employee benefit costs to $29.94 million compared to $25.75 million in the same quarter a year ago, primarily due to merit-based pay increases and increases in profit sharing expenses. Offsetting these increases in noninterest expenses were reductions in FDIC insurance premiums resulting from credits from prior premiums paid.

For the year ended December 31, 2019, net income increased 9.41 percent to $164.81 million from $150.64 million in 2018, marking 2019 as the 33rd consecutive year of earnings increases for the Company. Basic earnings per share in 2019 rose to $1.22 from $1.11 in the previous year. Net interest income increased $16.33 million for the year to $289.09 million from $272.76 million a year ago. The provision for loan losses for 2019 totaled $2.97 million compared with $5.67 million in 2018. Noninterest income was $108.43 million in 2019 compared with $101.76 million in 2018. Noninterest expense rose to $196.52 million in 2019 compared with $190.68 million a year ago.

As of December 31, 2019, consolidated assets for the Company totaled $8.26 billion compared with $7.73 billion at December 31, 2018. Loans totaled $4.22 billion at year end compared with loans of $3.98 billion a year ago. Deposits totaled $6.60 billion at December 31, 2019, compared to $6.18 billion a year ago. Shareholders’ equity rose to $1.23 billion at year end compared with $1.05 billion at December 31, 2018.

“We are pleased to report the 33rd consecutive year of increased earnings for the Company,” said F. Scott Dueser, Chairman, President and CEO. “We are also excited to welcome The Bank & Trust of Bryan/College Station to the First Financial family at the beginning of 2020. As we continue to visit with other potential acquisition candidates, we are working diligently on organically growing loans and deposits while reducing expenses to reward our shareholders, customers and employees even more,” added Dueser.

About First Financial Bankshares

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, N.A., operates multiple banking regions with 78 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, Cisco, Cleburne, Clyde, College Station, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball,

Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, N.A., with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial Bankshares, please visit our website at http://www.ffin.com.

*****

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company’s management, as well as assumptions made beyond information currently available to the Company’s management, and may be, but not necessarily are, identified by such words as “expect”, “plan”, “anticipate”, “target”, “forecast” and “goal”. Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents/Filings” on the Company’s Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2019				2018
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
ASSETS
Cash and due from banks	$231,534	$198,855	$178,345	$176,278	$207,835
Interest-bearing deposits in banks	47,920	31,410	128,652	197,758	40,812
Interest-bearing time deposits in banks	—	—	960	1,458	1,458
Fed funds sold	3,150	—	700	12,825	—
Investment securities	3,413,317	3,397,156	3,259,492	3,212,812	3,158,777
Loans	4,223,197	4,140,815	4,063,257	4,003,606	3,975,308
Allowance for loan losses	(52,499)	(51,889)	(51,820)	(51,585)	(51,202)

Net loans	4,170,698	4,088,926	4,011,437	3,952,021	3,924,106
Premises and equipment	131,022	132,367	134,322	135,321	133,421
Goodwill	171,565	171,565	171,565	171,565	171,565
Other intangible assets	2,102	2,340	2,586	2,850	3,118
Other assets	90,919	91,220	91,234	83,007	90,762

Total assets	$8,262,227	$8,113,839	$7,979,293	$7,945,895	$7,731,854

LIABILITIES AND SHAREHOLDERS’ EQUITY
Noninterest-bearing deposits	$2,065,128	$2,210,997	$2,167,552	$2,165,745	$2,116,107
Interest-bearing deposits	4,538,678	4,186,686	4,202,214	4,184,996	4,064,282

Total deposits	6,603,806	6,397,683	6,369,766	6,350,741	6,180,389
Borrowings	381,356	400,155	362,005	382,711	468,706
Other liabilities	49,868	110,903	82,774	104,921	29,464
Shareholders’ equity	1,227,197	1,205,098	1,164,748	1,107,522	1,053,295

Total liabilities and shareholders’ equity	$8,262,227	$8,113,839	$7,979,293	$7,945,895	$7,731,854

	Quarter Ended
	2019				2018
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
INCOME STATEMENTS
Interest income	$82,123	$80,591	$79,576	$76,901	$76,481
Interest expense	6,801	7,953	7,961	7,387	6,207

Net interest income	75,322	72,638	71,615	69,514	70,274
Provision for loan losses	950	450	600	965	1,800

Net interest income after provision for loan losses	74,372	72,188	71,015	68,549	68,474
Noninterest income	27,347	28,669	27,976	24,437	24,797
Noninterest expense	51,938	48,910	48,304	47,367	48,235

Net income before income taxes	49,781	51,947	50,687	45,619	45,036
Income tax expense	8,393	8,867	8,594	7,367	6,599

Net income	$41,388	$43,080	$42,093	$38,252	$38,437

PER COMMON SHARE DATA
Net income - basic	$0.30	$0.32	$0.31	$0.28	$0.28
Net income - diluted	0.30	0.32	0.31	0.28	0.28
Cash dividends declared	0.12	0.12	0.12	0.11	0.11
Book Value	9.03	8.87	8.58	8.16	7.77
Market Value	$35.10	$33.33	$30.79	$28.89	$28.85
Shares outstanding - end of period	135,891,755	135,822,456	135,809,224	135,680,420	135,506,266
Average outstanding shares - basic	135,747,381	135,693,901	135,650,599	135,494,254	135,352,408
Average outstanding shares - diluted	136,539,286	136,369,328	136,218,235	136,286,862	136,191,224

PERFORMANCE RATIOS
Return on average assets	2.01%	2.15%	2.14%	2.00%	2.00%
Return on average equity	13.56	14.46	15.04	14.51	15.18
Return on average tangible equity	15.83	16.96	17.81	17.34	18.38
Net interest margin (tax equivalent)	3.99	3.94	3.98	4.00	4.02
Efficiency ratio	49.75	47.54	47.71	49.46	49.69

	Year Ended
	Dec. 31,
	2019	2018
INCOME STATEMENTS
Interest income	$319,192	$291,690
Interest expense	30,102	18,930

Net interest income	289,090	272,760
Provision for loan losses	2,965	5,665

Net interest income after provision for loan losses	286,125	267,095
Noninterest income	108,428	101,764
Noninterest expense	196,521	190,684

Net income before income taxes	198,032	178,175
Income tax expense	33,220	27,537

Net income	$164,812	$150,638

PER COMMON SHARE DATA
Net income - basic	$1.22	$1.11
Net income - diluted	1.21	1.11
Cash dividends declared	0.47	0.41
Book Value	9.03	7.77
Market Value	$35.10	$28.85
Shares outstanding - end of period	135,891,755	135,506,266
Average outstanding shares - basic	135,647,354	135,218,734
Average outstanding shares - diluted	136,346,019	135,966,028

PERFORMANCE RATIOS
Return on average assets	2.08%	1.98%
Return on average equity	14.37	15.37
Return on average tangible equity	16.95	18.65
Net interest margin (tax equivalent)	3.98	3.96
Efficiency ratio	48.61	49.72

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2019				2018
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$51,889	$51,820	$51,585	$51,202	$50,871
Loans charged off	(834)	(767)	(1,061)	(1,464)	(2,081)
Loan recoveries	494	386	696	882	612

Net recoveries (charge-offs)	(340)	(381)	(365)	(582)	(1,469)
Provision for loan losses	950	450	600	965	1,800

Balance at end of period	$52,499	$51,889	$51,820	$51,585	$51,202

Allowance for loan losses / period-end loans	1.24%	1.25%	1.28%	1.29%	1.29%
Allowance for loan losses / nonperforming loans	212.02	200.75	190.66	177.41	176.22
Net charge-offs / average loans (annualized)	0.03	0.04	0.04	0.06	0.15

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$63,371	$46,300	$51,490	$45,275	$50,379
Substandard	77,284	72,904	74,550	73,158	75,919
Doubtful	—	—	—	—	—

Total classified loans	$140,655	$119,204	$126,040	$118,433	$126,298

NONPERFORMING ASSETS
Nonaccrual loans	$24,582	$25,717	$26,408	$28,508	$27,534
Accruing troubled debt restructured loans	26	27	471	472	513
Accruing loans 90 days past due	153	104	300	97	1,008

Total nonperforming loans	24,761	25,848	27,179	29,077	29,055
Foreclosed assets	1,009	1,364	681	647	577

Total nonperforming assets	$25,770	$27,212	$27,860	$29,724	$29,632

As a % of loans and foreclosed assets	0.61%	0.66%	0.69%	0.74%	0.75%
As a % of end of period total assets	0.31	0.34	0.35	0.37	0.38

OIL AND GAS PORTFOLIO INFORMATION
Oil and gas loans	$119,789	$122,908	$107,097	$107,335	$113,536
Oil and gas loans as a % of total loans	2.84%	2.97%	2.64%	2.68%	2.86%
Classified oil and gas loans	7,041	7,953	3,438	4,255	3,894
Nonaccrual oil and gas loans	481	519	621	669	1,048
Net charge-offs for oil and gas loans	—	—	—	—	—
Allowance for oil and gas loans as a % of oil and gas loans	2.54%	2.87%	2.95%	3.22%	3.23%

CAPITAL RATIOS
Common equity Tier 1 capital ratio	20.06%	20.05%	20.04%	19.86%	19.47%
Tier 1 capital ratio	20.06	20.05	20.04	19.86	19.47
Total capital ratio	21.13	21.14	21.16	21.00	20.61
Tier 1 leverage	12.60	12.58	12.29	12.08	11.85
Tangible Common Equity Ratio	12.43	12.94	12.31	11.83	11.14
Equity/Assets	14.85	14.85	14.60	13.94	13.62

	Quarter Ended
	2019				2018
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
NONINTEREST INCOME
Trust fees	$7,344	$7,051	$7,027	$6,979	$6,915
Service charges on deposits	5,861	5,629	5,374	5,176	5,713
ATM, interchange and credit card fees	7,943	7,728	7,352	6,840	6,962
Real estate mortgage fees	4,216	5,733	4,721	3,474	3,439
Net gain on sale of available-for-sale securities	5	52	676	—	8
Net gain (loss) on sale of foreclosed assets	81	71	53	69	(85)
Net gain (loss) on sale of assets	78	235	6	—	5
Interest on loan recoveries	277	575	903	338	332
Other noninterest income	1,542	1,595	1,864	1,561	1,508

Total noninterest income	$27,347	$28,669	$27,976	$24,437	$24,797

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$27,175	$27,030	$25,510	$24,960	$23,908
Cost related to termination of pension plan	1,700	—	—	973	1,546
Profit sharing expense	2,766	1,520	1,884	1,491	1,839
Net occupancy expense	2,784	2,830	2,779	2,763	2,583
Equipment expense	2,043	2,225	2,331	2,453	2,570
FDIC insurance premiums	—	15	538	538	565
ATM, interchange and credit card expenses	2,419	2,627	2,427	2,383	2,589
Legal, tax and professional fees	2,353	2,274	2,302	2,154	2,609
Audit fees	233	341	455	417	291
Printing, stationery and supplies	465	480	502	366	513
Amortization of intangible assets	238	246	264	269	223
Advertising and public relations	1,791	1,745	1,630	1,648	1,805
Operational and other losses	626	507	480	266	337
Software amortization and expense	2,158	1,767	1,783	1,597	1,588
Other noninterest expense	5,187	5,303	5,419	5,089	5,269

Total noninterest expense	$51,938	$48,910	$48,304	$47,367	$48,235

TAX EQUIVALENT YIELD ADJUSTMENT	$1,732	$1,575	$1,664	$1,819	$1,996

	Year Ended
	Dec. 31,
	2019	2018
NONINTEREST INCOME
Trust fees	$28,401	$28,181
Service charges on deposits	22,039	21,663
ATM, interchange and credit card fees	29,863	28,532
Real estate mortgage fees	18,144	15,157
Net gain (loss) on sale of available-for-sale securities	733	1,354
Net gain (loss) on sale of foreclosed assets	274	116
Net gain (loss) on sale of assets	319	(147)
Interest on loan recoveries	2,092	938
Other noninterest income	6,563	5,970

Total noninterest income	$108,428	$101,764

NONINTEREST EXPENSE
Salaries and employee benefits, excluding profit sharing	$104,675	$98,140
Cost related to termination of pension plan	2,673	1,546
Profit sharing expense	7,661	7,049
Net occupancy expense	11,156	11,173
Equipment expense	9,052	10,118
FDIC insurance premiums	1,091	2,333
ATM, interchange and credit card expenses	9,856	9,282
Legal, tax and professional fees	9,082	10,141
Audit fees	1,445	1,526
Printing, stationery and supplies	1,812	1,997
Amortization of intangible assets	1,016	1,272
Advertising and public relations	6,813	6,664
Operational and other losses	1,879	2,188
Software amortization and expense	7,305	6,020
Other noninterest expense	21,005	21,235

Total noninterest expense	$196,521	$190,684

TAX EQUIVALENT YIELD ADJUSTMENT	$6,791	$8,993

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Dec. 31, 2019			Sept. 30, 2019
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$1,198	$6	2.03%	$3,006	$19	2.52%
Interest-bearing deposits in nonaffiliated banks	54,841	218	1.58	61,465	363	2.34
Taxable securities	2,185,777	14,165	2.59	2,183,930	14,292	2.62
Tax exempt securities	1,243,487	10,695	3.44	1,132,279	10,075	3.56
Loans	4,185,716	58,771	5.57	4,094,235	57,417	5.56

Total interest-earning assets	7,671,019	$83,855	4.34%	7,474,915	$82,166	4.36%
Noninterest-earning assets	500,924			489,446

Total assets	$8,171,943			$7,964,361

Interest-bearing liabilities:
Deposits	$4,336,063	$6,052	0.55%	$4,156,850	$7,123	0.68%
Fed funds purchased and other borrowings	417,316	749	0.71	388,235	830	0.85

Total interest-bearing liabilities	4,753,379	$6,801	0.57%	4,545,085	$7,953	0.69%
Noninterest-bearing liabilities	2,207,508			2,237,462
Shareholders’ equity	1,211,056			1,181,814

Total liabilities and shareholders’ equity	$8,171,943			$7,964,361

Net interest income and margin (tax equivalent)		$77,054	3.99%		$74,213	3.94%

	Three Months Ended			Three Months Ended
	June 30, 2019			Mar. 31, 2019
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$5,436	$39	2.88%	$4,894	$34	2.79%
Interest-bearing deposits in nonaffiliated banks	107,381	628	2.35	100,258	585	2.36
Taxable securities	2,063,497	13,925	2.70	1,924,863	13,289	2.76
Tax exempt securities	1,169,889	10,615	3.63	1,226,457	11,279	3.68
Loans	4,043,055	56,033	5.56	3,973,108	53,534	5.46

Total interest-earning assets	7,389,258	$81,240	4.41%	7,229,580	$78,721	4.42%
Noninterest-earning assets	487,931			508,368

Total assets	$7,877,189			$7,737,948

Interest-bearing liabilities:
Deposits	$4,196,123	$7,286	0.70%	$4,144,091	$6,662	0.65%
Fed funds purchased and other borrowings	378,389	675	0.72	408,641	726	0.72

Total interest-bearing liabilities	4,574,512	$7,961	0.70%	4,552,732	$7,388	0.66%
Noninterest-bearing liabilities	2,180,361			2,116,080
Shareholders’ equity	1,122,316			1,069,136

Total liabilities and shareholders’ equity	$7,877,189			$7,737,948

Net interest income and margin (tax equivalent)		$73,279	3.98%		$71,333	4.00%

	Three Months Ended
	Dec. 31, 2018
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$1,620	$10	2.54%
Interest-bearing deposits in nonaffiliated banks	41,511	240	2.30
Taxable securities	1,957,638	13,384	2.73
Tax exempt securities	1,206,728	11,482	3.81
Loans	3,918,360	53,361	5.40

Total interest-earning assets	7,125,857	$78,477	4.37%
Noninterest-earning assets	493,244

Total assets	$7,619,101

Interest-bearing liabilities:
Deposits	$3,961,582	$5,092	0.51%
Fed funds purchased and other borrowings	484,054	1,115	0.91

Total interest-bearing liabilities	4,445,636	$6,207	0.55%
Noninterest-bearing liabilities	2,169,069
Shareholders’ equity	1,004,396

Total liabilities and shareholders’ equity	$7,619,101

Net interest income and margin (tax equivalent)		$72,270	4.02%

	Year Ended			Year Ended
	Dec. 31, 2019			Dec. 31, 2018
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Fed funds sold	$3,622	$98	2.70%	$3,347	$70	2.09%
Interest-bearing deposits in nonaffiliated banks	80,808	1,794	2.22	87,027	1,561	1.79
Taxable securities	2,090,490	55,670	2.66	1,934,160	50,052	2.59
Tax exempt securities	1,192,908	42,664	3.58	1,262,947	47,501	3.76
Loans	4,074,667	225,757	5.54	3,828,040	201,498	5.26

Total interest-earning assets	7,442,495	$325,983	4.38%	7,115,521	$300,682	4.23%
Noninterest-earning assets	496,627			491,211

Total assets	$7,939,122			$7,606,732

Interest-bearing liabilities:
Deposits	$4,208,666	$27,122	0.64%	$4,052,614	$16,945	0.42%
Fed funds purchased and other short term borrowings	398,142	2,980	0.75	418,977	1,984	0.47

Total interest-bearing liabilities	4,606,808	$30,102	0.65%	4,471,591	$18,929	0.42%
Noninterest-bearing liabilities	2,185,747			2,154,935
Shareholders’ equity	1,146,567			980,206

Total liabilities and shareholders’ equity	$7,939,122			$7,606,732

Net interest income and margin (tax equivalent)		$295,881	3.98%		$281,753	3.96%